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                                                                    EXHIBIT 23.1










                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference of our report dated March 10, 2000, in the Registration Statement on Form S-8, of Spatializer Audio Laboratories, Inc.




/s/ Farber & Hass LLP
Oxnard, California
July 11, 2000